EX-10.14

                                 AMENDMENT NO. 9

                                       TO

                           LOAN AND SECURITY AGREEMENT


            THIS AMENDMENT NO. 9 ("Amendment") is entered into as of June ___, 1997, by and among GENERAL BEARING CORPORATION ("General Bearing"), a Delaware corporation, HYATT RAILWAY PRODUCTS CORP. ("Hyatt"), a New York corporation, each having its principal place of business at 44 High Street, West Nyack, New York (General Bearing and Hyatt each a "Borrower" and jointly and severally referred to as "Borrowers") and BNY Financial Corporation (as successor-in-interest to The Bank of New York Commercial Corporation) having its principal place of business at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                   BACKGROUND

            Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 20, 1993, as amended by (i) Amendment No. 1 to Loan and Security Agreement dated as of April ___, 1994, (ii) Amendment No. 2 to Loan and Security Agreement dated as of May 31, 1994, (iii) Amendment No. 3 to Loan and Security Agreement dated as of November 14, 1994, (iv) Amendment No. 4 to Loan and Security Agreement dated as of June 19, 1995, (v) Amendment No. 5 to Loan and Security Agreement dated as of March 1, 1996, (vi) Waiver and Amendment No. 6 to Loan and Security Agreement dated as of March 22, 1996, (vii) Waiver and Amendment No. 7 to Loan and Security Agreement dated as of September 25, 1996,
(viii) Amendment No. 8 to Loan and Security Agreement dated as of October 31, 1996 and (ix) a Letter Agreement dated March 7, 1997 (as may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provided Borrowers with certain financial accommodations.

            Borrowers have requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            2.1 Paragraph 1.2 of the Loan Agreement is hereby amended as follows:

            (a) the following defined terms are hereby inserted in their appropriate alphabetical order:

            "Amendment No. 9" means Amendment No. 9 to Loan and Security Agreement dated as of June ___, 1997.

            "Amendment No. 9 Effective Date" shall mean the date on which Amendment No. 9 becomes effective.

            "Adverse Performance Events" means the occurrence at any time, of any of the following events: (a) Undrawn Availability falls below $1,000,000 for any three (3) consecutive Business Days; (b) an Event of Default shall occur or
(c) a deterioration in the Collateral shall occur as determined by Lender in its good faith judgment.

            "Applicable Margin" means the percentage set forth below, tested annually, based upon the Fixed Charge Coverage and the Leverage Ratio maintained by General Bearing and its subsidiaries on a consolidated basis as at the end of each fiscal year:

                                                       Applicable
                                                         Margin
              Fixed                                    -----------
              Charge          Leverage          Domestic       LIBOR Rate
Level        Coverage           Ratio          Rate Loans         Loans
-----        --------         --------         ----------      ----------

1           Below 2.00        Above 1.5         1.75%             N/A
2           2.0 - 2.9         1.5 - 1.2         1.25%             2.75%
3           3.0 - 4.5         1.2 - 1.0          .75%             2.25%
4           Above 4.5         Below 1.0          .25%             1.75%

            The Applicable Margin shall be determined by Lender within twenty
(20) days after receipt by lender of (a) the annual financial statements of General Bearings and its Subsidiaries on a consolidated basis prepared in accordance with Section 11(a) of this Agreement and (b) a certificate of Borrowing Agent's President or Vice-President (Finance) certifying as to the validity and accuracy of the calculations of the Fixed Charge Coverage and the Leverage Ratio for such fiscal year, which calculations shall be included in such certificate. The Applicable margin for any fiscal year shall stay in effect until the delivery of the items specified in (a) and (b) above for the subsequent fiscal year. As of the Amendment No. 9 Effective Date, Borrowers qualify for the Applicable Margin for Level 2.

             "Average Monthly LIBOR Rate" means the rate per annum for the one month LIBOR rate as published in The Wall Street Journal, averaged monthly.

            "Borrowing Base Certificate" means a certificate duly executed by an officer of each Borrower appropriately completed and in substantially the form of Exhibit 9 hereof.

            "Domestic Rate Loan" means a Loan at any time that bears interest at the Alternate Base Rate.

            "Leverage Ratio" means, and includes, with respect to General Bearings and its Subsidiaries on a consolidated basis for any fiscal year, the ratio of (a) total Liabilities less the Subordinated Indebtedness as defined the Subordination Agreement to (b) Tangible Net Worth less the aggregate dollar value of all investments made by any Borrower in its Affiliates or Subsidiaries.

            "Liabilities" means, all amounts which would, in accordance with GAAP, be included as liabilities on the balance sheet of General Bearings and its Subsidiaries on a consolidated basis.

            "LIBOR Rate Loan" means a Loan at any time that bears interest at the Average Monthly LIBOR Rate.

            (b) the following defined terms are hereby amended in their entirety to read as follows:

            "Contract Rate" means an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus the Applicable Margin with respect to Domestic Rate Loans or (b) the sum of the Average Monthly LIBOR Rate plus the Applicable Margin with respect to LIBOR Rate Loans.

            "Inventory Advance Rate" means (i) 55% of the amount of Eligible Inventory consisting of raw materials; plus (ii) 55% of the amount of Eligible Inventory consisting of finished goods; plus (iii) 55% of the amount of Eligible Inventory in transit under Letter of Credit.

            "Term" means the Closing Date through June 20, 1999, subject to acceleration upon the occurrence of the Event of Default hereunder or other termination hereunder.

            2.2 Section 2(h) of the Loan Agreement is hereby amended by deleting "$1,800,000" in the second sentence thereof and inserting "$5,000,000" in its place and stead.

            2.3 Section 4 of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

            "Notwithstanding the foregoing, Lender will not make any Revolving Credit Advances to Borrowers pursuant to any such written notice unless Lender has also received the most recent Borrowing Base Certificate required under Section 9 hereof."

            2.4 Section 5 (a) (viii) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "On the Amendment No. 9 Effective Date, Borrowing Agent Shall inform Lender whether the outstanding Revolving Credit Advances will be deemed LIBOR Rate Loans or Domestic Rate Loans. All Revolving Credit Advances made thereafter shall then bear interest at the same Contract Rate in effect for all Revolving Credit Advances outstanding on the Amendment No. 9 Effective Date until Borrowing Agent elects to convert such Loans in the manner specified herein. Any conversion shall be elected by Borrowing Agent by notifying Lender within three (3) Business Days prior to the beginning of any month, by telephone, with written confirmation promptly delivered to Lender thereafter."

            2.5 Section 5 (b) (ii) of the Loan Agreement is hereby amended by inserting the following language at the end thereof:

            "provided, however, that absent the occurrence of an Adverse Performance Event (a) no more than one (1) such collateral monitoring (exclusive of one slow-moving inventory audit performed by or on behalf of Lender in each fiscal year) shall be performed by Lender in any consecutive one hundred and eighty (180) day period and (b) such collateral monitoring fees (other than collateral monitoring fees incurred by or on behalf of Lender in connection with slow moving inventory audits performed by or on behalf of Lender) shall not exceed $18,000 in any calendar year.

            2.6 Section 5 (b) (iii) is hereby amended by inserting the following language at the end thereof:

            "provided, however, that absent the occurrence of an Adverse Performance Event, the collateral evaluation fee shall not exceed $500 per month."

            2.7 Section 9 of the Loan Agreement is hereby amended by inserting the following sentences at the end thereof:

            "Prior to the fifteenth day of each month, Borrowers shall deliver to Lender a Borrowing Base Certificate as of the last day of the prior month. The Borrowing Base Certificate shall replace the daily reporting requirements in existence prior to the Amendment No. 9 Effective Date, provided, however, that the daily reporting requirements shall continue until Borrowers deliver to Lender the initial Borrowing Base Certificate, and provided, further, that following the occurrence of an Adverse Performance Event Lender shall have the right to impose daily reporting requirements upon Borrowers."

            2.8 Section 17 of the Loan Agreement is hereby amended in its entirety to read as follows:

            17. Term of Agreement. This Agreement shall continue in full force and effect until the expiration of the Term. Borrowing Agent may terminate this Agreement at any time upon ninety (90) days' prior written notice ("Termination Date") upon payment in full of the Obligations; provided, that if Borrowers voluntarily prepay the Loans in full prior to the expiration of the Term, Borrowers shall pay to Lender at the time of such prepayment, an early termination fee in an amount equal to $150,000 if the Loans are prepaid in full on or prior to June 20, 1998 and $125,000 if the Loans are prepaid in full on or after June 21, 1998 and prior to the end of the term. Notwithstanding the foregoing, in the event that any such prepayment occurs as a result of a refinance of the obligations with The Bank of New York's community or corporate lending departments, then the early termination fee shall be $75,000 if the Loans are prepaid in full on or prior to June 20, 1998 and $62,500 if the Loans are prepaid in full on or after June 21, 1998 and prior to the end of the Term.

            2.9 Exhibit 9 is hereby added to the Loan Agreement in substantially the form of Exhibit 9 to this Agreement.

            3. Conditions of Effectiveness. This Amendment shall become effective when Lender shall have received four (4) copies of this Amendment executed by each Borrower and consented and agreed to by each of David Gussack, Fisco Industries, Ltd. and General Bearing and Hyatt as guarantors and World Machinery Company as subordinated lender.

            4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default has occurred and is continuing or
            would exist after giving effect to this Amendment.

                  (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

            5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2, hereof, each reference in the Loan Agreement to "this Agreement," hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    GENERAL BEARING CORPORATION

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________


                                    HYATT RAILWAY PRODUCTS CORP.

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________


                        SIGNATURES CONTINUED ON NEXT PAGE

                                    BNY FINANCIAL CORPORATION
                                    (successor-in-interest to
                                    The Bank of New York Commercial Corporation)

                                    By: _______________________________________
                                    Name: _____________________________________
                                    Title: ____________________________________


CONSENTED AND AGREED TO:

FISCO INDUSTRIES, LTD.

By: ______________________________________
Name: ____________________________________
Title: _____________________________________


GENERAL BEARING CORPORATION

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


HYATT RAILWAY PRODUCTS CORP.

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


__________________________________________
David Gussack, Limited Guarantor



WORLD MACHINERY COMPANY,
    as subordinated lender

By: ______________________________________
Name: ____________________________________
Title: ___________________________________